UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 8, 2019

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 8, 2019, Gregory N. Ramsey, Vice President – Controller of the Federal Agricultural Mortgage Corporation (“Farmer Mac”), assumed the duties of Farmer Mac’s principal financial officer on an interim basis. Mr. Ramsey replaced R. Dale Lynch, Farmer Mac’s former Executive Vice President – Chief Financial Officer and Treasurer, whose last day of employment with Farmer Mac was July 8, 2019. Farmer Mac is retaining an executive search firm to assist in identifying and evaluating candidates for the Chief Financial Officer position.

Mr. Ramsey, age 55, has served as Farmer Mac’s Controller and principal accounting officer since October 2013. He was promoted to Vice President in May 2018. Prior to Mr. Ramsey’s employment with Farmer Mac, he was a Senior Manager at PricewaterhouseCoopers from 2010 to 2013, the Vice President of Accounting Policy at Fannie Mae from 2004 to 2010, and a Professional Accounting Fellow in the Chief Accountant’s Office of the Office of the Comptroller of the Currency from 2002 to 2004. There is no agreement or understanding between Mr. Ramsey and any other person pursuant to which Mr. Ramsey was appointed as interim principal financial officer, nor is there any family relationship between Mr. Ramsey and any of Farmer Mac’s directors or executive officers. There are no transactions in which Mr. Ramsey has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Lynch’s departure was not related to any disagreement about Farmer Mac’s accounting practices, financial reporting, internal controls, or operations. Mr. Lynch was a participant in Farmer Mac’s Amended and Restated Executive Officer Severance Plan, a copy of which was filed as Exhibit 10.1 to Farmer Mac’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2016. He is eligible to receive separation pay under Section 5.01(a) of that plan, subject to compliance with its terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: July 8, 2019

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